EXHIBIT 10.121

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM
THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY
CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED

AMENDMENT N°2

TO THE

[*] AGREEMENT

BETWEEN

AIRBUS S.A.S.

AND

AIR LEASE CORPORATION

[*]

Amendment Nº2 to the [*] Agreement
Ref. CLC - CT1909969 – 29 October 2019	Page 1/8

AMENDMENT N°2 TO THE

[*] AGREEMENT

This amendment n°2 (the “Amendment N°2”) dated 20 December 2019 is made

BETWEEN:

AIRBUS S.A.S., a French société par actions simplifiée, with its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (the “Seller”),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and the Seller, each a “Party”, together referred to as the “Parties”.

WHEREAS:

A.      [*]

B.      [*]

C.      [*]

D.      [*]

E.      [*]

F.       [*]

G.      [*]

The Parties agree that this Amendment N°2, upon signature thereof, shall constitute an integral, non several part of the [*] Agreement as amended by Amendment N°1, that the provisions of the Amendment N°2 are hereby incorporated herein by reference, and that if the [*] Agreement, the Amendment N°1 and this Amendment N°2 have specific provisions which are inconsistent, the specific provisions contained in this Amendment N°2 shall govern.

Capitalized terms used herein and not otherwise specified in this Amendment N°2 shall, unless otherwise specified in the [*] Agreement or its Amendment N°1, have the meaning assigned thereto in the [*], as applicable.

NOW IT IS HEREBY AGREED AS FOLLOWS:

Amendment Nº2 to the [*] Agreement
Ref. CLC - CT1909969 – 29 October 2019	Page 2/8

1          DEFINITIONS

In this Amendment N°2 the following terms shall have the following meanings:

[*]

2          [*]

3          EFFECTIVITY

[*]

4          INCONSISTENCY AND CONFIDENTIALITY

4.1      In the event of any inconsistency between the terms and conditions of the [*] Agreement and those of this Amendment N°2, the latter shall prevail to the extent of such inconsistency, whereas the part of the [*] Agreement not concerned by such inconsistency shall remain in full force and effect.

4.2      This Amendment N°2 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

4.3      This Amendment N°2 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

5          COUNTERPARTS

This Amendment N°2 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

6          LAW AND JURISDICTION

6.1      THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

6.2       [*]

6.3       [*]

6.4       [*]

6.5       [*]

Amendment Nº2 to the [*] Agreement
Ref. CLC - CT1909969 – 29 October 2019	Page 3/8

6.6       [*]

Amendment Nº2 to the [*] Agreement
Ref. CLC - CT1909969 – 29 October 2019	Page 4/8

IN WITNESS WHEREOF this Amendment N°2 was entered into the day and year first above written.

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS S.A.S.

By:	/s/ John L. Plueger	By:	/s/ Benoît de Saint Exupéry

Its:	CEO & President	Its:	Senior Vice President, Contracts

Amendment Nº2 to the [*] Agreement
Ref. CLC - CT1909969 – 29 October 2019	Page 5/8

Schedule 1

[*]

Amendment Nº2 to the [*] Agreement
Ref. CLC - CT1909969 – 29 October 2019	Page 6/8

Schedule 2

[*]

Amendment Nº2 to the [*] Agreement
Ref. CLC - CT1909969 – 29 October 2019	Page 7/8

Schedule 3

[*]

Amendment Nº2 to the [*] Agreement
Ref. CLC - CT1909969 – 29 October 2019	Page 8/8